UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 18, 2000

Nissan Auto Receivables Corporation
on behalf of Nissan Auto Receivables 1999-A Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-82763	33-0479655
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502
___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code:
(310) 719-8013

Exhibit Index

Item 5.	Other Events.

On January 18, 2000, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of August 1, 1999 (the "Agreement"), among Nissan Auto Receivables 1999-A Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 1999-A Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of December 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION
By:	/s/
Name: Title:	Tomoaki Shimazu Treasurer

January 20, 2000

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of December 1999	5

Exhibit 99.1
Nissan Auto Receivables 1999-A Owner Trust
Servicer's Certificate

Collection Period # Beginning Date	Dec-01-1999
Collection Period # End Date	Dec-31-1999
Distribution Date	Jan-18-2000

I. Available Amount in the Collection Account
A. Collections
1. Payments from Obligors Applied to Collection Period
a. Principal Payments	25,091,745.07
b. Interest Payments	3,920,006.96
c. Total (a+b)	29,011,752.03
2. Repurchase Amount From Repurchased Receivable
a. Principal Payments	0.00
b. Interest Payments	0.00
c. Total (a+b)	0.00
3. Recovery of Defaulted Receivable
a. Recovery Amount	154,840.09
b. Principal Portion of Recovery Allocable to Principal	154,840.09
c. Interest Portion of Recovery Allocable to Interest	0.00
d. Principal Balance of Defaulted Receivable	651,167.36
e. Net Principal loss	496,327.27
4. Advance by Servicer	12,179.91
5. Investment Earnings on Yield Supplement Account	70,619.25
6. Release from the Yield Supplement Account	916,106.68
7. Total (sum 1 through 6)	30,165,497.96
B. Total Collections (Total Available Amount)
1. Available Interest Collections	4,918,912.80
2. Available Principal Collections	25,246,585.16
II. Receivable Pool Balance
A. Original Principal Pool Balance	732,143,742.24
B. Principal Pool Balance as of the Beginning of the Collection Period	625,380,718.02
C. Principal Pool Balance as of the End of the Collection Period	599,637,805.59
III. Note Principal Balances For the Collection Period
A. Class A-1 Notes
1. Beginning Class A-1 Balance	89,086,975.78
2. Ending Class A-1 Balance	63,344,063.35
Class A-2 Notes
1. Beginning Class A-2 Balance	260,000,000.00
2. Ending Class A-2 Balance	260,000,000.00
Class A-3 Notes
1. Beginning Class A-3 Balance	206,740,000.00
2. Ending Class A-3 Balance	206,740,000.00
Certificates
1. Beginning Certificate Balance	69,553,742.24
2. Ending Certificate Balance	69,553,742.24
IV. Reserve Account Balance For the Collection Period
A. Initial and Required Reserve Account Amount	5,491,078.07
B. Beginning Reserve Account Balance	5,491,078.07
C. Ending Reserve Account Balance	5,491,078.07
V. Reconciliation of Yield Supplement Account
(A) Beginning Yield Supplement Account Balance	15,986,774.13
(B) Release to Collection Account	916,106.68
(C) Ending Yield Supplement Account Balance	15,070,667.45
VI. Summary of Cash Disbursements
A. Available Collections	30,165,497.96
B. Withdrawals from Reserve Account	0.00
C. Total Available Collections	30,165,497.96
D. Reimbursement of Advance	141,971.39
E. Payment of Base Servicing Fee	521,150.60
F. Interest paid to Class A-1	472,769.73
G. Interest paid to Class A-2	1,326,000.00
H. Interest paid to Class A-3	1,114,673.17
I. Principal paid to Class A-1	25,742,912.43
J. Principal paid to Class A-2	0.00
K. Principal paid to Class A-3	0.00
L. Principal paid to Certificates	0.00
M. Remaining Available Collections	846,020.64
N. Deposit from Remaining Available Collections to fund Reserve Account	0.00
O. Remaining Available Collections Released to Seller	846,020.64
VII. Scheduled Monthly Interest Distribution
A. Available Collections	30,165,497.96
B. Reimbursement of Advance
1. Prior Advance Outstanding	141,971.39
2. Current Period (Advances)/Advances Reimbursed	12,179.91
3. Advances Reimbursed Due This Collection Period	0.00
4. Payment of Advances Reimbursed from Collections	141,971.39
5. Payment of Advances Reimbursed from Reserve Account	0.00
6. Total Advance Outstanding for the Period	12,179.91
C. Total Reimbursement of Advance paid	141,971.39
D. Remaining Available Collections	30,023,526.57
E. Base Servicing Fee
1. Current Servicing Fee Accrued	521,150.60
2. Unpaid Servicing Fees From Prior Collection Periods	0.00
3. Total Servicing Fee Due	521,150.60
4. Payment of Servicing Fee from Collections	521,150.60
5. Payment of Servicing Fee from Reserve Account	0.00
6. This period unpaid Servicing Fee	0.00
F. Total Servicing Fee paid	521,150.60
G. Remaining Available Collections	29,502,375.97
H. Aggregate Class A Interest Distribution Amount
1. Class A Monthly Interest	2,913,442.90
2. Class A Interest Carryover Shortfall	0.00
3. Class A Interest on Interest Carryover Shortfall	0.00
4. Class A Interest Distributable Amount	2,913,442.90
5. Payment of Class A Interest Distributable Amount from Collections	2,913,442.90
6. Payment of Class A Interest Distributable Amount from Reserve Account	0.00
7. This period Class A Interest Carryover Shortfall	0.00
Total Interest paid to Class A Notes	2,913,442.90
Class A-1 Interest Distribution Amount
1. Class A-1 Coupon Rate	5.619%
2. Class A-1 Monthly Interest	472,769.73
3. Class A-1 Interest Carryover Shortfall	0.00
4. Class A-1 Interest on Interest Carryover Shortfall	0.00
5. Class A-1 Interest Distributable Amount	472,769.73
6. Payment of Class A-1 Interest Distributable Amount from Collections	472,769.73
7. Payment of Class A-1 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-1 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-1 Notes	472,769.73
Class A-2 Interest Distribution Amount
1. Class A-2 Coupon Rate	6.120%
2. Class A-2 Monthly Interest	1,326,000.00
3. Class A-2 Interest Carryover Shortfall	0.00
4. Class A-2 Interest on Interest Carryover Shortfall	0.00
5. Class A-2 Interest Distributable Amount	1,326,000.00
6. Payment of Class A-2 Interest Distributable Amount from Collections	1,326,000.00
7. Payment of Class A-2 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-2 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-2 Notes	1,326,000.00
Class A-3 Interest Distribution Amount
1. Class A-3 Coupon Rate	6.470%
2. Class A-3 Monthly Interest	1,114,673.17
3. Class A-3 Interest Carryover Shortfall	0.00
4. Class A-3 Interest on Interest Carryover Shortfall	0.00
5. Class A-3 Interest Distributable Amount	1,114,673.17
6. Payment of Class A-3 Interest Distributable Amount from Collections	1,114,673.17
7. Payment of Class A-3 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-3 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-3 Notes	1,114,673.17
I. Total Interest paid to Class A Notes	2,913,442.90
J. Total Remaining Available Collections	26,588,933.07
VIII. Scheduled Monthly Principal Distributions
A. Total Remaining Available Collections	26,588,933.07
B. Principal Distribution Amount	25,742,912.43
C. Aggregate Class A Principal Distribution Amount
1. Beginning Class A Principal Balance	555,826,975.78
2. Class A Monthly Principal	25,742,912.43
3. Class A Principal Carryover Shortfall	0.00
4. Total Class A Principal Distribution Amount	25,742,912.43
5. Payment of Class A Principal Distribution Amount from Available Collections	25,742,912.43
6. Payment of Class A Principal Distribution Amount from Reserve Account	0.00
7. Class A Principal Carryover Shortfall for the Period	0.00
8. Ending Class A Principal Balance	530,084,063.35
Total Principal paid to Class A Notes	25,742,912.43
Class A-1 Principal Distribution Amount
1. Beginning Class A-1 Principal Balance	89,086,975.78
2. Class A-1 Monthly Principal	25,742,912.43
3. Class A-1 Principal Carryover Shortfall	0.00
4. Total Class A-1 Principal Distribution Amount	25,742,912.43
5. Payment of Class A-1 Principal Distribution Amount from Available Collections	25,742,912.43
6. Payment of Class A-1 Principal Distribution Amount from Reserve Account	0.00
7. Class A-1 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-1 Principal Balance	63,344,063.35
Total Principal paid to Class A-1 Notes	25,742,912.43
Class A-2 Principal Distribution Amount
1. Beginning Class A-2 Principal Balance	260,000,000.00
2. Class A-2 Monthly Principal	0.00
3. Class A-2 Principal Carryover Shortfall	0.00
4. Total Class A-2 Principal Distribution Amount	0.00
5. Payment of Class A-2 Principal Distribution Amount from Available Collections	0.00
6. Payment of Class A-2 Principal Distribution Amount from Reserve Account	0.00
7. Class A-2 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-2 Principal Balance	260,000,000.00
Total Principal paid to Class A-2 Notes	0.00
Class A-3 Principal Distribution Amount
1. Beginning Class A-3 Principal Balance	206,740,000.00
2. Class A-3 Monthly Principal	0.00
3. Class A-3 Principal Carryover Shortfall	0.00
4. Total Class A-3 Principal Distribution Amount	0.00
5. Payment of Class A-3 Principal Distribution Amount from Available Collections	0.00
6. Payment of Class A-3 Principal Distribution Amount from Reserve Account	0.00
7. Class A-3 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-3 Principal Balance	206,740,000.00
Total Principal paid to Class A-3 Notes	0.00
D. Total Principal paid to Class A Notes	25,742,912.43
E. Certificate Principal Distribution Amount
1. Beginning Certificate Principal Balance	69,553,742.24
2. Certificate Monthly Principal	0.00
3. Certificate Carryover Principal Shortfall	0.00
4. Total Certificate Principal Distribution Amount	0.00
5. Payment of Certificate Principal Distribution Amount from Available Collections	0.00
6. Payment of Certificate Principal Distribution Amount from Reserve Account	0.00
7. Certificate Principal Carryover Shortfall for the Period	0.00
8. Ending Certificate Principal Balance	69,553,742.24
Total Principal paid to Certificates	0.00
F. Total Principal paid to Class A Notes and Certificates	25,742,912.43
G. Remaining Available Collections	846,020.64
IX. Required Reserve Account Amount for Next Distribution Date
A. Reserve Account Required Amount
1. Floor Amount (Initial Deposit Amount)	5,491,078.07
B. Reserve Account Triggers
1. Average Three Period Delinquency Percentage	0.09%
2. Delinquency Percentage Trigger	2.00%
3. Average Three Period Charge Off Rate	0.39%
4. Charge Off Rate Trigger	3.50%
5. Required Reserve Account Percentage Specified	10.00%
6. Reserve Account Trigger Amount (if 1. > 2. or 3. > 4. then 10% of Beginning Pool Balance, else 0)	0.00
C. Required Reserve Account Amount for Next Period (Max: A or B)	5,491,078.07
D. Remaining Available Collections	846,020.64
E. Reserve Account Activity
1. Beginning Reserve Account Balance	5,491,078.07
2. Withdrawal from Reserve Account to pay Servicer Advance	0.00
3. Withdrawal from Reserve Account to pay Servicing Fee	0.00
4. Withdrawal from Reserve Account to pay Class A Interest	0.00
5. Withdrawal from Reserve Account to pay Class A Principal	0.00
6. Withdrawal from Reserve Account to pay Certificate Principal	0.00
7. Deposit from Remaining Available Collections to fund Reserve Account	0.00
8. Withdrawal of funds in Reserve Account in Excess of Required Reserve Account Balance	0.00
9. Ending Reserve Account Balance	5,491,078.07
X. Delinquency and Default Information
A. Automobiles Delinquency Information
Delinquency
31-60 days	4,800,572.88
61-90 days	753,732.38
91-120 days	204,319.92
Total	5,758,625.18
Delinquency
31-60 days	454
61-90 days	74
91-120 days	16
Total	544
B. Delinquency Percentage
1. Outstanding Units for Delinquency >=60 days	90
2. Portfolio Principal Ending Units for Collection Period	61,318
3. Delinquency Percentage (1/2)	0.15%
XI. Portfolio Average Delinquency Ratio
A. Delinquency Ratio for 2 Collection Periods Prior	0.04%
B. Delinquency Ratio for Prior Collection Period	0.08%
C. Delinquency Ratio for Current Collection Period	0.15%
D. Average Delinquency Ratio ((sum A through C)/3)	0.09%
XII. Portfolio Information
A. Weighted Average Coupon	7.29%
B. Weighted Average Remaining Maturity	39.64
C. Remaining Number of Contracts	61,318
XIII. Portfolio Average Net Loss Ratio
1. Principal Recoveries of Defaulted Receivable	154,840.09
2. Principal on Defaulted Receivable	651,167.36
3. Average Pool Balance for Collection Period	612,509,261.81
4. Net Loss Ratio ((2- 1)/3)	0.97%
A. Net Loss Ratio for 2 Collection Periods Prior	0.08%
B. Net Loss Ratio for Prior Collection Period	0.11%
C. Net Loss Ratio for Current Collection Period	0.97%
D. Average Net Loss Ratio ((sum A through C)/3)	0.39%

On January 18, 2000, interest earned and principal paid of the underlying assets for the month of December 1999 were paid to you by the paying agent on behalf of Norwest Bank, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to Section 5.06 of the Sale and Servicing Agreement, dated as of August 1, 1999. This payment per $1,000 of original issuance of your holdings is allocated as follows:

1) Class A-1 Principal	25,742,912.43
Principal Factor	0.2889638
Class A-2 Principal	0.00
Principal Factor	0.0000000
Class A-3 Principal	0.00
Principal Factor	0.0000000
2) Class A-1 Interest	472,769.73
Interest Factor	0.01
Total per each individual Class A-1 Note	26,215.68
Class A-2 Interest	1,326,000.00
Interest Factor	0.0051000
Total per each individual Class A-2 Note	1,326.00
Class A-3 Interest	1,114,673.17
Interest Factor	0.0053917
Total per each individual Class A-3 Note	1,114.67
3) Certificate Principal	0.00
Principal Factor	0.0000000
4) Fees and Compensation paid to Servicer
(a) Total	521,150.60
(b) Per individual Class A and Class B Certificate	521.15
5) The amount deposited into the Reserve Account	0.00
6) Aggregate Unreimbursed Advances
This Month	0.00
Previous Month	0.00
Change From Previous Month	0.00
7)	(a) Pool Balance after this payment	599,637,805.59
(b) Pool Factor after this payment	0.72
8)	(a) Available Reserve Account Amount	5,491,078.07
(b) Percent of Pool Balance	0.878%
9) Required Reserve Account Amount	5,491,078.07